                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 March 31, 1998



                        PROLOGIC MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




          Arizona                       1-13704                  86-0498857
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



                            2030 East Speedway Blvd.
                              Tucson, Arizona 85719
               (Address of principal executive offices)(Zip Code)


                                 (520) 320-1000
              (Registrant's telephone number, including area code)

The Registrant hereby amends in its entirety its Current Report on Form 8-K dated March 31, 1998, as follows:


Item 4. Changes in Registrant's Certifying Accountant

         The Company's auditors KPMG Peat Marwick LLP have resigned as of March 26, 1998.

         At the end of the Fiscal year ended March 31, 1997 KPMG Peat Marwick qualified their opinion to state that the consolidated financial statements had been prepared assuming that the Company were to continue as a going concern. The footnotes to the statements discussed that the Company had suffered recurring losses from operations that raised substantial doubt about its ability to continue as a going concern.

         During the two year period ended March 31, 1997 and the interim period thereafter from April 1, 1997 through March 26, 1998, the Company did not have any disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         As of the date hereof, the Company has not engaged a successor auditor.


Item 7.  Exhibits

         Exhibit 1     Letter #1 dated 3/31/98 to SEC from KPMG Peat Marwick,
                       LLP                                                     3
         Exhibit 16    Letter #2 dated 3/31/98 to SEC from KPMG Peat Marwick,
                       LLP                                                     4




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIC MANAGEMENT SYSTEMS, INC.


Dated: April 10, 1998                      By:     /s/James M. Heim
                                                -------------------
                                           James M. Heim
                                           President and Chief Executive Officer